EXHIBIT 10.26

Amendment No. 12 to the
Master Services Agreement

The Master Services Agreement, dated as of December 31, 2018, between Juniper Networks, Inc. (“Customer”) and International Business Machines Corporation (“Provider”), as previously modified by Change Orders (the “Agreement”), is hereby amended as set forth in this amendment (“Amendment No. 12”), effective as of November 9, 2021 (the “Amendment Effective Date”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.
For good and valuable consideration, the receipt and sufficiency of which consideration is acknowledged, Customer and Provider hereby agree as follows as of the Amendment Effective Date:
1.INTRODUCTION
a.    In Amendment 10, the Parties agreed to amend Schedule 11 (Provider Affiliates) to the Agreement to add Kyndryl, Inc. and its affiliates as Provider Affiliates. At the time of such Amendment 10, Kyndryl, Inc. and its affiliates were Provider Affiliates as specified in Section 9.6(B) of the Agreement. On November 3, 2021, Provider completed its spin-off of Kyndryl, Inc. and its affiliates and are now no longer Provider Affiliates but independent entities. This Amendment is being entered into to identify Kyndryl, Inc. and its affiliates subcontractor Provider Agents under the Agreement.

b.    The Parties have determined the following:

2.GENERAL
a.The Agreement, as amended by this Amendment No. 12, sets forth the entire agreement and understanding of the Parties with respect to the matters set forth herein, and supersedes all prior negotiations, agreements, arrangements, and undertakings with respect to the matters set forth herein and therein.  No representations, warranties, or inducements have been made to any Party concerning the matters set forth in this Agreement, as amended by this Amendment No. 12, other than the representations, warranties, and covenants contained and memorialized in the Agreement, as amended by this Amendment No. 12.

b.In the event of a conflict or inconsistency between the terms of this Amendment No. 12 and those in the Agreement, the terms of this Amendment No. 12 shall control and govern.

3.CHANGES TO THE AGREEMENT
a.Subject to Section 9.6 of the Agreement, Customer hereby consents to Kyndryl, Inc. and its affiliates listed in Attachment A to be Provider Agents of Provider with respect to the Services described in Statement of Work for Infrastructure Services (SOW #1) and Statement of Work for End User Services (SOW #2). Provider, Kyndryl, Inc. and its affiliates will comply with the requirements of section 9.6 of the Agreement. This consent by Customer is effective as of November 3, 2021, when Kyndryl, Inc. and its affiliates became independent companies from Provider.
b.In accordance with and subject to the terms of Section 25.1 (Assignment) of the Agreement, Provider has assigned the right to be paid under SOW #1 and SOW #2 to Kyndryl, Inc. and its affiliates. Kyndryl (IBM Global Finance) accounts shall be designated as the recipient for all payments made by the Customer for any invoices submitted by Provider, Kyndryl, Inc., or a Kyndryl affiliate listed in Attachment A with respect to the Services set forth in SOW#1 and SOW#2 under the Agreement.
4.LIST OF AMENDMENT NO. 12 ATTACHMENTS
The following documents are attached to, and form a part of, this Amendment No. 12 and the Agreement:

a.Attachment A is the list of Kyndryl, Inc. affiliates now authorized as Provider Agents under the Agreement.

Except for the modifications set forth above, all of the other terms and conditions of the Agreement (including its Schedules and Exhibits) remain in full force and effect. EACH PARTY ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AMENDMENT NO. 12 AND AGREES TO BE BOUND BY THE TERMS HEREOF.

JUNIPER/IBM CONFIDENTIAL
AMENDMENT No.12

IN WITNESS WHEREOF, Customer and Provider each has caused this Amendment No. 12 to the Agreement to be signed and delivered by its duly authorized officer.

JUNIPER NETWORKS, INC.		INTERNATIONAL BUSINESS MACHINES CORPORATION
Signed:	/s/ Sharon Mandell	Signed:	/s/ Ki Hwang
Name(print):	Sharon Mandell	Name(print):	Ki Hwang
Title:	CIO	Title:	IBM Consulting VP
Date:	November 10, 2021	Date:	November 9, 2021

KYNDRYL, INC.
Signed:	/s/ Kim Bedford
Name(print):	Kim Bedford
Title:	Director, Client Unit Executive - Juniper
Date:	November 10, 2021

JUNIPER/IBM CONFIDENTIAL
AMENDMENT No.12